UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

ECHO THERAPEUTICS, INC.
(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

ECHO THERAPEUTICS, INC.
99 Wood Avenue South, Suite 302
Iselin, New Jersey 08830
(732) 201-4189

***IMPORTANT***

To the Stockholders of Echo Therapeutics, Inc.:

Notice is hereby given that the Special Meeting of Stockholders (“Special Meeting”) of Echo Therapeutics, Inc. (the “Company”), which was originally scheduled for 10:00 a.m., local time, on Tuesday, April 19, 2016, has been rescheduled for 10:00 a.m., local time, on Thursday, April 14, 2016.  The Special Meeting, as rescheduled, will still be held at the offices of the Company at 99 Wood Avenue South, Suite 302, Iselin, New Jersey 08830.

The close of business on February 17, 2016 will remain as the record date for the determination of stockholders entitled to notice of and to vote at the rescheduled Special Meeting and at any postponements or adjournments thereof. In addition, no change has been made to the proposal to come before the Special Meeting, which was presented in the Proxy Statement that the Company filed with the Securities and Exchange Commission on March 4, 2016.

To ensure your representation at the Special Meeting, you are urged to vote by (i) calling the toll-free number on your proxy card, (ii) visiting the website listed on your proxy card, (iii) signing and dating your proxy card and returning it in the postage-prepaid envelope if you have elected to receive a hard copy of the proxy card, or (iv) attending the Special Meeting and voting in person. If you already voted your shares, you are required to vote again so that your vote will be counted at the rescheduled special meeting. You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the Special Meeting. Any stockholder attending the Special Meeting may vote in person even if he or she has returned a proxy.

NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING TO BE HELD ON APRIL 14, 2016
The proxy statement, notice of special meeting and a form of proxy are all available free of charge at www.iproxydirect.com/ECTE.

Sincerely,

March 14, 2016	/s/ Alan W. Schoenbart
Alan W. Schoenbart, Secretary
Iselin, New Jersey

ECHO THERAPEUTICS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS – APRIL 14, 2016 AT 10 AM LOCAL TIME

CONTROL ID:
REQUEST ID:

The undersigned stockholder of Echo Therapeutics, Inc. hereby appoints Scott W. Hollander and Alan W. Schoenbart, or either of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Echo Therapeutics, Inc. held of record by the undersigned on February 17, 2016, at the special meeting of stockholders (the "Special Meeting") to be held on Thursday, April 14, 2016 at 10:00 a.m., local time, at the Company's offices located at 99 Wood Avenue South, Suite 302, Iselin, New Jersey 08830, or at any adjournment or postponement thereof. The undersigned hereby revokes all prior proxies.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/ECTE
PHONE:	1-866-752-VOTE(8683)

↑ Please ensure you fold then detach and retain this portion of this Proxy ↑

SPECIAL MEETING OF THE STOCKHOLDERS OF
ECHO THERAPEUTICS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

Proposal 1	→	FOR	AGAINST	ABSTAIN
To approve the issuance by the Company of shares of its common stock, par value $.01 per share (the "Common Stock"), issuable pursuant to and in accordance with the terms of the private placement financing transaction contemplated by the Securities Purchase Agreement, dated January 29, 2016, by and among the Company and the investors named therein, and the other documents and agreements related thereto, and the other transactions contemplated thereby, including the amendment to Company's Certificate of Designations governing the terms of its Series F Convertible Preferred Stock as described herein, for purposes of complying with applicable Delaware law and NASDAQ Listing Rule 5635(d).		☐	☐	☐

CONTROL ID:
REQUEST ID:

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR Proposal 1.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ____________________, 2016

____

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)